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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
FirstCity Financial Corporation:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to a change in the method of accounting for residual interests in securitized financial assets in 2001, a change in the method of accounting for organizational costs in 1999 and the Company's early adoption of SFAS 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections.

                                          KPMG LLP

Dallas, Texas
September 30, 2002


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                         INDEPENDENT AUDITORS' CONSENT

The Partners
WAMCO Partnerships:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Dallas, Texas
September 30, 2002



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                         INDEPENDENT AUDITORS' CONSENT

The Partners
Drive Financial Services LP:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to a change in the method of accounting for residual interests in securitized financial assets in 2001.

                                          KPMG LLP

Dallas, Texas
September 30, 2002


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